UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): April 4, 2011

TODAYS ALTERNATIVE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-32044	16-1576984
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

857 Post Road, Suite 397
Fairfield, CT 06824

Registrant’s telephone number, including area code: (888) 880-0994

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 4, 2011 , holders of the 99.86% of the voting power of the outstanding capital stock of Todays Alternative Energy Corporation (the “Company”) as of April 4, 2010, acting by written consent, voted in favor of effecting a reverse split of the Company’s issued and outstanding common stock on a 1 for 20 basis (the “Reverse Split”).  Complete details regarding the Reverse Split can be found in the Company’s Preliminary Information Statement on Schedule 14C, as filed with the Securities and Exchange Commission on April 5, 2011 and all such information therein that is required to be disclosed under this Item 5.07 is hereby incorporated by reference into this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Todays Alternative Energy Corporation

Date: April 6, 2011	By:	/s/ Len Amato
Len Amato
President, Chief Executive Officer and Chairman